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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported):  October 20, 1999



                        MORGAN STANLEY DEAN WITTER & CO.
             (Exact name of Registrant as specified in its charter)



         Delaware                    1-11758                36-3145972
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
incorporation or organization)      Number)               Identification Number)

                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (212) 761-4000

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Item 5.  Other Events

          Attached and incorporated herein by reference as Exhibit 99.1 is the press release dated October 20, 1999 announcing the launch by the Company of ichoice, an innovative service platform for individual investors that combines the online and full service businesses of the Company.

Item 7(c).  Exhibits

99.1 Press release dated October 20, 1999 announcing the launch by the Company of ichoice, an innovative service platform for individual investors that combines the online and full service businesses of the Company.
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MORGAN STANLEY DEAN WITTER & CO.
                                              --------------------------------

                                              Registrant




                                              /s/Ronald T. Carman
                                              ---------------------------------
                                              Ronald T. Carman
                                              Assistant Secretary



Date:  October 20, 1999
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                               Index to Exhibits



Exhibit No.               Description
-----------               -----------

99.1 Press release dated October 20, 1999 announcing the launch by the Company of ichoice, an innovative service platform for individual investors that combines the online and full service businesses of the Company.